UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1
ON
FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 10, 2006

DATA SYSTEMS & SOFTWARE INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Numbers)	(IRS Employer
of Incorporation)		Identification Nos.)

200 Route 17, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrants' telephone number, including area code (201) 529-2026

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On March 10, 2006 the Registrant entered into a Stock Purchase Agreement dated as of March 9, 2006, for the sale of all the outstanding capital stock of its Databit Inc. subsidiary to Shlomie Morgenstern, President of Databit and a former Vice President of the Registrant. The transactions contemplated under the Stock Purchase Agreement, and the related transactions thereto were consummated on March 10, 2006 and are described in the the Registrant’s Current Report on Form 8-K filed on March 17, 2006.

The purpose of this Amendment No. 1 on Form 8-K/A to the Registrant’s Current Report on Form 8-K filed on March 17, 2006 is to provide pro forma financial information.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(b)                  Pro forma financial information

       See unaudited pro forma consolidated financial information attached hereto on pages F-1 to F-5.

(d)                  Exhibits

10.1	Stock Purchase Agreement dated as of March 9, 2006 by and between Shlomie Morgenstern, Databit Inc., and Data Systems & Software Inc. (previously filed).
10.2
Termination and Release Agreement dated as of March 9, 2006 by and between Shlomie Morgenstern and Data Systems & Software Inc. (included as Exhibit A to the Stock Purchase Agreement) (previously filed).

10.3
Amendment Agreement to GM Employment Agreement dated as of March 9, 2006 by and between George Morgenstern and Data Systems & Software Inc. (included as Exhibit B to the Stock Purchase Agreement) (previously filed).

10.4
Amendment Agreement to Purchaser Option Agreements and Restricted Stock Award Agreement dated as of March 9, 2006 by and between Shlomie Morgenstern and Data Systems & Software Inc. (included as Exhibit C to the Stock Purchase Agreement) (previously filed).

10.5
Amendment Agreement to GM Option Agreements and Restricted Stock Agreement date March 9, 2006 by and between George Morgenstern and Data Systems & Software Inc. (included as Exhibit D to the Stock Purchase Agreement) (previously filed).

10.6	Consulting Agreement dated March 9, 2006 by and between George Morgenstern and Data Systems & Software Inc. (included as Exhibit E to the Stock Purchase Agreement) (previously filed).
10.7	Form of Consent Agreement (included as Exhibit F to the Stock Purchase Agreement) (previously filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of May 2006.

DATA SYSTEMS & SOFTWARE INC.

By:	/s/ Michael Barth
Name: Michael Barth
Title: Chief Financial Officer

DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements give effect to the sale by the Registrant (the “Company”) of its Databit computer hardware business on March 10, 2006, as described in Item 2.01 of this Report on Form 8-K ( “Disposition”).

The Unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") as of December 31, 2005 has been prepared as if the Disposition occurred on December 31, 2005. The Pro Forma Balance Sheet is based upon the historical consolidated balance sheet of the Company as of December 31, 2005, which was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Pro Forma Balance Sheet does not include the anticipated loss on the Disposition of approximately $2.3 million, net of taxes with the exception of the $1.5 million of excess of assets over liabilities transferred without consideration.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 (the "Annual Pro Forma Statement of Operations") has been prepared as if the Disposition occurred on January 1, 2005. This Annual Pro Forma Statement of Operations is based upon the historical consolidated statement of operations of the Company for the year ended December 31, 2005, which was included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, and gives effect to the unaudited pro forma adjustments necessary to account for the Disposition. The Annual Pro Forma Statement of Operations does not include the anticipated loss on the Disposition of approximately $2.3 million, net of taxes.

The unaudited pro forma adjustments are based on an estimated sale price and assumptions that the Company believes are reasonable. Therefore, the amounts in the Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (collectively, the "Pro Forma Financial Information") are subject to change. The Pro Forma Financial Information is provided for illustrative purposes only and does not purport to represent what the Company’s results of operations or financial position would actually have been, had the Disposition in fact occurred on such dates, nor does it purport to project the results of operations or financial position of the Company for any future period or date.

The Pro Forma Financial Information should be read in conjunction with, and is qualified by reference to, the audited and unaudited financial statements and accompanying notes of the Company, which were included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2005

(in thousands, except share and per share data)

		Business
	As	disposition	Pro-forma
ASSETS	reported	(Note 1)	adjustments	Note	Pro-forma
Current assets:
Cash and cash equivalents	$913	$(689)	$1,350	2	$1,574
Restricted cash	247				247
Restricted cash (under agreement with related party)	300		(300)	2	--
Accounts receivable, net	4,096	(2,591)			1,505
Unbilled work-in-process	348				348
Inventory	25	(25)			--
Other current assets	709	(81)			628
Total current assets	6,638				4,302
Property and equipment, net	500	(39)			461
Other assets	334	(5)			329
Restricted cash - non-current	1,050		(1,050)	2	--
Funds in respect of employee termination benefits	1,441				1,441
Goodwill	129				129
Other intangible assets, net	81				81
Total assets	$10,173				$6,743
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term bank credit	$130				$130
Current maturities of long-term debt	160	(4)			156
Trade accounts payable	1,950	(1,454)			496
Accrued payroll, payroll taxes and social benefits	740	(314)			426
Other current liabilities	2,200	(121)			2,079
Total current liabilities	5,180				3,287
Long-term liabilities:
Investment in Comverge, net	1,824				1,824
Long-term debt	75	(16)			59
Liability for employee termination benefits	2,264				2,264
Other liabilities	10				10
Total long-term liabilities	4,173				4,157
Shareholders’ equity:
Common stock - $0.01 par value per share:
Authorized - 20,000,000 shares; Issued - 8,937,395 shares at
December 31, 2005	88				88
Additional paid-in capital	40,011				40,011
Warrants	183				183
Deferred compensation	(36)				(36)
Accumulated deficit	(35,608)	(1,521)			(37,129)
Treasury stock, at cost -820,704 shares at
December 31, 2005	(3,791)				(3,791)
Accumulated other comprehensive income	(27)				(27)
Total shareholders’ equity	820				(701)
Total liabilities and shareholders’ equity	$10,173				$6,743

DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(in thousands, except  per share data)
	As	Business disposition
	reported	(Note 3)	Pro-forma

Sales	$21,864	$17,677	$4,187
Cost of sales	17,446	14,501	2,945
Gross profit	4,418	3,176	1,242

Research and development expenses	53		53
Selling, marketing, general and administrative expenses	6,543	3,126	3,417
Total operating expenses	6,596	3,126	3,470
Operating income (loss)	(2,178)	50	(2,228)
Interest income	29		29
Interest expense	(99)	(5)	(94)
Other income (expense), net	6		6
Income (loss) before taxes on income	(2,242)	45	(2,287)
Taxes on income	(38)	(1)	(37)
Loss from operations of the Company and its consolidated subsidiaries	(2,204)	46	(2,250)
Share in losses of Comverge	(380)		(380)
Minority interests	(73)		(73)
Net loss from continuing operations	(2,657)	46	(2,703)
Gain on sale of discontinued operations, net of tax	541		541
Net income from discontinued operations, net of tax	798		798
Net Income (loss)	$(1,318)	$46	$(1,364)

Basic and diluted net loss per share:
Loss from continuing operations	$(0.32)		$(0.33)
Discontinued operations	0.16		0.16
Net loss per share	$(0.16)		$(0.17)
Weighted average number of shares outstanding - basic and diluted	8,117		8,117

DATA SYSTEMS AND SOFTWARE INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(in thousands)

NOTE 1

To record the reduction of assets and liabilities in the sale of Databit as follows:

Assets
Cash	$(689)
Accounts receivable, net	(2,591)
Inventory	(25)
Other current assets	(81)
Property and equipment, net	(39)
Other assets	(5)
Reduction in total assets	$(3,430)
Liabilities
Current maturities of long-term debt	(4)
Trade accounts payable	(1,454)
Accrued payroll, payroll taxes and social benefits	(314)
Other current liabilities	(121)
Long-term debt	(16)
Reduction in total liabilities	$(1,909)
Excess of assets over liabilities	$1,521

The excess of assets over liabilities transferred without consideration is treated as a loss on the sale of discontinued operations.

NOTE 2

To record the release of the balances of cash restricted with respect to George Morgenstern’s Employment Agreement dated January 1,1997, as amended on May 17, 2001; March 13, 2002 and December 30, 2004 and as supplemented by letter agreement dated March 16, 2005.

NOTE 3

To record the exclusion of Databit’s business activities for the period from January 1, 2005 to December 31, 2005 as follows:

Sales	$17,677
Cost of sales	14,501
Gross profit	3,176
Selling, marketing, general and administrative	3,126
Operating income	50
Interest expense	5
Income before taxes	45
Taxes on income	(1)
Net income	$46